Security Information



Security Purchased
Comparison Security
Comparison Security
CUSIP
03739T108


Issuer
A123 SYSTEMS
INCORPORATED


Underwriters
Goldman Sachs, Morgan Stanley,
Deutsche Bank


Years of continuous operation,
including predecessors
> 3 years


Ticker
AONE


Is the affiliate a manager or
 co-manager of offering?
Joint Lead Manager


Name of underwriter or dealer
from which purchased
Goldman Sachs


Firm commitment underwriting?
Yes


Trade date/Date of Offering
 9/23/09


Total dollar amount of offering sold to QIBs
 $ 27,500,000


Total dollar amount of any concurrent public offering
 $  Total
 $ 27,500,000


Public offering price
 $ 13.50


Price paid if other than public offering price
 N/A


Underwriting spread or commission
0.95%


Rating
N/A


Current yield
N/A


Fund Specific Information


Board
Total Share
Amount
Purchased
$ Amount of
Purchase
% of Offering
Purchased by
the Fund
Security
Performance^
Fund
Performance^
Measurement
Date*
DWS Funds

DWS Balanced Fund
DWS
2,300
 $ 31,050
0.11%



DWS Balanced VIP
DWS
600
 $ 8,100
0.03%



DWS Commodity Securities Fund
DWS
4,507
 $
60,845
0.22%



DWS Global Commodities Stock Fund
DWS
3,435
 $
46,373
0.17%



DWS Global Opportunities Fund
DWS
21,100
 $
284,850
1.04%



DWS Global Opportunities VIP
DWS
6,700
 $
90,450
0.33%



DWS Lifecycle Long Range Fund
DWS
1,000
 $
13,500
0.05%



DWS Mid Cap Growth Fund
DWS
15,400
 $
207,900
0.76%



DWS Mid Cap Growth VIP
DWS
1,000
 $
13,500
0.05%



DWS Small Cap Growth Fund
DWS
3,800
 $
51,300
0.19%



DWS Small Cap Growth VIP
DWS
3,500
 $
47,250
0.17%



Total


 $
855,117
3.11%


^The Security and Fund Performance is calculated based on information provided by State Street Bank.


*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.



Security Information


Security Purchased
Comparison Security
Comparison Security
CUSIP
04315B107


Issuer
Artio Global Investors


Underwriters
Goldman Sachs, Deutsche Bank,
UBS, Bank of America Merrill
Lynch


Years of continuous operation,
including predecessors
> 3 years


Ticker
ART


Is the affiliate a manager or co-manager of offering?
Joint Lead Manager


Name of underwriter or dealer from which purchased
Goldman Sachs


Firm commitment underwriting?
Yes


Trade date/Date of Offering
9/23/2009


Total dollar amount of offering sold to QIBs
 $                                  25,000,000


Total dollar amount of any concurrent public offering
 $                                                 -


Total
 $      25,000,000


Public offering price
 $   26.00


Price paid if other than public offering price
 N/A


Underwriting spread or commission
0.84%


Rating
N/A


Current yield
N/A


Fund Specific Information



Board
Total Share
Amount
Purchased
$ Amount of
Purchase
% of Offering
Purchased by
the Fund
Security
Performance^
Fund
Performance^
Measurement
Date*
DWS Funds



DWS Balanced Fund
DWS
5,800
 $
150,800
0.02%



DWS Balanced VIP
DWS
1,600
 $
41,600
0.01%



DWS Global Opportunities Fund
DWS
52,600
 $
1,367,600
0.21%



DWS Global Opportunities VIP
DWS
16,800
 $
436,800
0.07%



DWS Lifecycle Long Range Fund
DWS
2,500
 $
65,000
0.01%



DWS Mid Cap Growth Fund
DWS
38,100
 $
990,600
0.15%



DWS Mid Cap Growth VIP
DWS
2,500
 $
65,000
0.01%



DWS Small Cap Growth Fund
DWS
9,300
 $241,800
0.04%



DWS Small Cap Growth VIP
DWS
8,700
 $ 226,200
0.03%



Total

137,900
 $3,585,400
0.55%


^The Security and Fund Performance is
calculated based on information provided by State Street Bank.

*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.



Security Information

Security Purchased
Security Purchased
Security Purchased
CUSIP
FR0006174348
02913V103
38526M106
Issuer
BUREAU VERITAS SA
AMERICAN PUBLIC EDUCATION
GRAND CAYON EDUCATION
Underwriters
Deutsche Bank Securities, Socgen UK
Piper Jaffray, William Blair, Stifel Nicolaus,
Barrington Research, BMO Capital Markets,
First Analysis, Signal Hil Capital, Think Equity
Partners,
Credit Suisse, Merrill Lynch, BMO Capital
Markets, Piper Jaffray, William Blair
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Ticker
BVI  FP
APEI  US
LOPE US
Is the affiliate a manager or co-manager of offering?
Joint Lead Manager
N/A
N/A
Name of underwriter or dealer from which purchased
Cowen & Company
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
3/10/2009
12/9/2008
11/19/2008
Total dollar amount of offering sold to QIBs
 $  11,000,000
 $ 3,000,000
 $45,300,000
Total dollar amount of any concurrent public offering
 $   -
 $   -
 $   -
Total
 $ 11,000,000
 $ 3,000,000
 $ 45,300,000
Public offering price
 $  25.00
 $  37.50
 $   12.00
Price paid if other than public offering price
 N/A
 N/A
N/A
Underwriting spread or commission
0.75%
1.78%
0.84%
Rating
N/A
N/A
N/A
Current yield
N/A
N/A
N/A



Fund Specific Information


Board
Total Share Amount
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds


DWS Global Thematic Fund
DWS
50,000
 $ 1,250,000
11.36%
51.24%
10.79%
3/31/2009
DWS Global Thematic VIP
DWS
29,100
 $  727,500
6.61%
51.24%
11.01%
3/31/2009
Total

79,100
 $1,977,500
17.98%


^The Security and Fund Performance is
calculated based on information provided by State Street Bank.


*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.



Security Information

Security Purchased
Comparison Security
Comparison Security
CUSIP
CNE100000FN7


Issuer
Sinopharm Group


Underwriters
CICC, Morgan Stanley, Deutsche
Bank, UBS


Years of continuous operation, including predecessors
> 3 years


Ticker
1099 HK


Is the affiliate a manager or co-manager of offering?
Joint Lead Manager


Name of underwriter or dealer from which purchased
CICC


Firm commitment underwriting?
Yes


Trade date/Date of Offering
9/9/2009



Total dollar amount of offering sold to QIBs
 $     545,679,000


Total dollar amount of any concurrent public offering
 $                                                 -


Total
 $ 545,679,000


Public offering price
 $   16.00



Price paid if other than public offering price
 N/A


Underwriting spread or commission
0.40%


Rating N/A


Current yield N/A


Fund Specific Information

Board
Total Share
Amount
Purchased
$ Amount of
Purchase
% of Offering
Purchased by
the Fund
Security
Performance^
Fund
Performance^
Measurement
Date*
DWS Funds



DWS Balanced Fund
DWS
51,600
 $ 825,600
0.15%



DWS Balanced VIP
DWS
13,900
 $ 222,400
0.04%



DWS Global Opportunities Fund
DWS
468,500
 $ 7,496,000
1.37%



DWS Global Opportunities VIP
DWS
150,300
 $ 2,404,800
0.44%



DWS Lifecycle Long Range Fund
DWS
22,500
 $360,000
0.07%

 Total $ 11,308,800
2.07%



^The Security and Fund Performance
is calculated based on information
provided by State Street Bank.


*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.



Security Information

Security Purchased
Comparison Security
Comparison Security
CUSIP
05523UAJ9


Issuer
BAE Systems Holdings Incorporated


Underwriters
Barclays Capital, Citigroup, Goldman
Sachs, JP Morgan, Deutsche Bank
Securities


Years of continuous operation, including predecessors
> 3 years


Security
BALN 6.375% 06/01/2019


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
Goldman Sachs


Firm commitment underwriting?
Yes


Trade date/Date of Offering
6/1/2009


Total amount of offering sold to QIBs
1,000,000,000


Total amount of any concurrent public offering
0


Total
1,000,000,000


Public offering price
99.651


Price paid if other than public offering price
 N/A


Underwriting spread or commission
0.45%


Rating
Baa2/BBB+


Current yield
6.40%


Benchmark vs Spread (basis points)
275bp


Fund Specific Information

Board
Total Par Value
Purchased
$ Amount
of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds



DWS BALANCED FUND
DWS
535,000.00
 $    533,133
0.05%



DWS BALANCED VIP
DWS
145,000.00
 $    144,494
0.01%



DWS BOND VIP
DWS
280,000.00
 $    279,023
0.03%



DWS CORE FIXED INCOME FUND
DWS
2,200,000.00
 $ 2,192,322
0.22%



DWS CORE FIXED INCOME VIP
DWS
245,000.00
 $
244,145
0.02%



DWS CORE PLUS INCOME FUND
DWS
780,000.00
 $    777,278
0.08%



DWS GLOBAL BOND FUND
DWS
315,000.00
 $    313,901
0.03%



DWS MULTI MARKET INCOME TRUST
DWS
1,580,000.00
 $ 1,574,486
0.16%



DWS STRATEGIC INCOME FUND
DWS
655,000.00
 $    652,714
0.07%



DWS STRATEGIC INCOME TRUST
DWS
420,000.00
 $    418,534
0.04%



DWS STRATEGIC INCOME VIP
DWS
145,000.00
 $    144,494
0.01%



Total

7,300,000
 $ 7,274,523
0.73%



^The Security and Fund Performance is
calculated based on information
provided by State Street Bank.

*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.



Security Information


Security Purchased
Comparison Security
Comparison Security
CUSIP
06406HBL2


Issuer
Bank of New York Mellon


Underwriters
Banc of America Securities, Credit
Suisse, Deutsche Bank Securities, BNP
Paribas, BNY Mellon Capital, Jackson
Securities, RBC Capital, RBS
Securities, Toussaint Capital, Utendahl
Capital


Years of continuous operation, including predecessors
> 3 years


Security
BK 4.3% 05/15/2014


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
Bank of America


Firm commitment underwriting?
Yes


Trade date/Date of Offering
5/5/2009


Total amount of offering sold to QIBs
1,000,000,000


Total amount of any concurrent public offering
0


Total
1,000,000,000


Public offering price
99.968


Price paid if other than public offering price
 N/A


Underwriting spread or commission
0.50%


Rating
Aa2/AA-e


Current yield
4.30%


Benchmark vs Spread (basis points)
225bp



Fund Specific Information


Board
Total Par Value
Purchased
$ Amount
of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds



DWS Balanced Fund
DWS
620,000.00
 $    619,802
0.06%



DWS Balanced VIP
DWS
170,000.00
 $    169,946
0.02%



DWS Bond VIP
DWS
645,000.00
 $    644,794
0.06%



DWS Core Fixed Income Fund
DWS
2,590,000.00
 $ 2,589,171
0.26%



DWS Core Fixed Income VIP
DWS
300,000.00
 $    299,904
0.03%



DWS Core Plus Income Fund
DWS
1,780,000.00
 $ 1,779,430
0.18%



DWS Global Bond Fund
DWS
710,000.00
 $    709,773
0.07%



Total

6,815,000
 $ 6,812,819
0.68%



^The Security and Fund Performance is
calculated based on information
provided by State Street Bank.


*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.


Security Information

Security Purchased
Comparison Security
Comparison Security
CUSIP
15135UAC3


Issuer
CENOVUS ENERGY
INCORPORATED


Underwriters
Bank of America, Barclays, RBC
Capital, Credit Suisse, Deutsche
Bank,  Morgan Stanley, RBS


Years of continuous operation, including predecessors
> 3 years


Security
CVECN 5.7 10/15/19


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
Bank of America


Firm commitment underwriting?
Yes


Trade date/Date of Offering
9/15/2009


Total amount of offering sold to QIBs
1,300,000,000


Total amount of any concurrent public offering
0


Total
1,300,000,000


Public offering price
99.933


Price paid if other than public offering price
N/A


Underwriting spread or commission
0.65%


Rating
Baa2 / BBB+


Current yield
5.59%


Benchmark vs Spread (basis points)
225bp


Fund Specific Information

Board
Total Par
Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by
the Fund
Security
Performance^
Fund
Performance^
Measurement
Date*
DWS Funds


DWS BALANCED FUND
DWS
168,000
 $
167,887
0.01%



DWS BALANCED VIP
DWS
48,000
 $
47,968
0.00%



DWS BOND VIP
DWS
186,000
 $
185,875
0.01%



DWS CORE FIXED INCOME FUND
DWS
648,000
 $
647,566
0.05%



DWS CORE FIXED INCOME VIP
DWS
78,000
 $
77,948
0.01%



DWS CORE PLUS INCOME FUND
DWS
474,000
 $
473,682
0.04%



DWS GLOBAL BOND FUND
DWS
198,000
 $
197,867
0.02%



DWS Strategic Income Fund
DWS
1,280,000
 $
1,279,142
0.10%



DWS Strategic Income VIP
DWS
120,000
 $
119,920
0.01%



Total


 $
3,197,856
0.25%


^The Security and Fund Performance is
calculated based on information
provided by State Street Bank.

*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.


Security Information

Security Purchased
Comparison Security
Comparison Security
CUSIP
233331AN7


Issuer
DTE Energy Company


Underwriters
Barclays Capital, BNP Paribas, JP
Morgan, Comerica Securities, Deutsche
Bank Securities, Scotia Capital, UBS
Securities


Years of continuous operation,
including predecessors
> 3 years


Security
DTE 7.63% 05/15/2014


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
JP Morgan


Firm commitment underwriting?
Yes


Trade date/Date of Offering
5/6/2009


Total amount of offering sold to QIBs
300,000,000


Total amount of any concurrent public offering
0


Total
300,000,000


Public offering price
100.000


Price paid if other than public offering price
 N/A


Underwriting spread or commission
0.25%


Rating
Baa2/BBB-


Current yield
7.63%


Benchmark vs Spread (basis points)
561bp


Fund Specific Information

Board
Total Par Value
Purchased
$ Amount
of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds


DWS Balanced Fund
DWS
145,000.00
 $    145,000
0.05%



DWS Balanced VIP
DWS
41,000.00
 $      41,000
0.01%



DWS Bond VIP
DWS
152,000.00
 $    152,000
0.05%



DWS Core Fixed Income Fund
DWS
607,000.00
 $    607,000
0.20%



DWS Core Fixed Income VIP
DWS
68,000.00
 $      68,000
0.02%



DWS Core Plus Income Fund
DWS
420,000.00
 $    420,000
0.14%



DWS Global Bond Fund
DWS
167,000.00
 $    167,000
0.06%



DWS Short Duration Fund
DWS
290,000.00
 $    290,000
0.10%



DWS Short Duration Plus Fund
DWS
3,460,000.00
 $ 3,460,000
1.15%



Total

5,350,000
 $ 5,350,000
1.78%


 ^The Security and Fund Performance is
calculated based on information
provided by State Street Bank.


*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.



Security Information

Security Purchased
Comparison Security
Comparison Security
CUSIP
36962G4D3


Issuer
GENERAL ELEC CAP
CORPORATION


Underwriters
Bank of America, Barclays,
Deutsche Bank, RBS, Blaylock
Robert Van, CastleOak Securities,
Samuel Ramirez & Co, Utendahl
Capital Partners, Williams Capital
Group


Years of continuous operation,
including predecessors
> 3 years


Security
GE 6 08/07/19


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
Barclays


Firm commitment underwriting?
Yes


Trade date/Date of Offering
8/4/2009


Total amount of offering sold to QIBs
2,000,000,000


Total amount of any concurrent public offering
0


Total
2,000,000,000


Public offering price
99.888


Price paid if other than public offering price
N/A


Underwriting spread or commission
0.43%


Rating
Aa2 / AA+


Current yield
5.74%


Benchmark vs Spread (basis points)
235bp


Fund Specific Information

Board
Total Par
Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by
the Fund
Security
Performance^
Fund
Performance^
Measurement
Date*
DWS Funds

DWS BALANCED FUND
DWS
710,000
 $
709,205
0.04%



DWS BALANCED VIP
DWS
190,000
 $
189,787
0.01%



DWS BOND VIP
DWS
355,000
 $
354,602
0.02%



DWS CORE FIXED INCOME FUND
DWS
2,630,000
 $
2,627,054
0.13%



DWS CORE FIXED INCOME VIP
DWS
310,000
 $
309,653
0.02%



DWS CORE PLUS INCOME FUND
DWS
955,000
 $
953,930
0.05%



DWS GLOBAL BOND FUND
DWS
400,000
 $
399,552
0.02%



DWS Strategic Income Fund
DWS
1,320,000
 $
1,318,522
0.07%



DWS Strategic Income VIP
DWS
265,000
 $
264,703
0.01%



Total


 $
7,127,009
0.36%


^The Security and Fund Performance is
calculated based on information
provided by State Street Bank.


*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.



Security Information

Security Purchased
Comparison Security
Comparison Security
CUSIP
43474TAA1


Issuer
HOLCIM US FINANCE SARL


Underwriters
Bank of America, Citigroup,
Deutsche Bank


Years of continuous operation,
including predecessors
> 3 years


Security
HOLZSW 6 12/30/19


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
Citibank


Firm commitment underwriting?
Yes


Trade date/Date of Offering
9/24/2009


Total amount of offering sold to QIBs
750,000,000


Total amount of any concurrent public offering
0


Total
750,000,000


Public offering price
98.674


Price paid if other than public offering price
N/A


Underwriting spread or commission
0.50%


Rating
Baa2 / BBB


Current yield
5.91%


Benchmark vs Spread (basis points)
280bp


Fund Specific Information

Board
Total Par
Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by
the Fund
Security
Performance^
Fund
Performance^
Measurement
Date*
DWS Funds

DWS BOND VIP
DWS
215,000
$212,149.10
0.03%



DWS CORE PLUS INCOME FUND
DWS
785,000
$774,590.90
0.10%



DWS GLOBAL BOND FUND
DWS
430,000
$424,298.20
0.06%

DWS MULTI MARKET INCOME TRUST
DWS
1,000,000
$986,740.00
0.13%



DWS Strategic Income Fund
DWS
790,000
$779,524.60
0.10%



DWS Strategic Income VIP
DWS
140,000
$138,143.60
0.02%



Total


$3,315,446.40
0.44%


 ^The Security and Fund Performance is
calculated based on information
provided by State Street Bank.

*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.


Security Information

Security Purchased
Comparison Security
Comparison Security
CUSIP
666807BA9


Issuer
NORTHROP GRUMMAN CORP


Underwriters
Citigroup, Credit Suisse, Deutsche
Bank, JP Morgan, Morgan Stanley,
RBS


Years of continuous operation,
including predecessors
> 3 years


Security
NOC 5 1/20 08/01/19


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
JP Morgan


Firm commitment underwriting?
Yes


Trade date/Date of Offering
7/27/2009


Total amount of offering sold to QIBs
500,000,000


Total amount of any concurrent public offering
0


Total
500,000,000


Public offering price
99.837


Price paid if other than public offering price
N/A


Underwriting spread or commission
0.25%


Rating
Baa2 / BBB


Current yield
4.85%


Benchmark vs Spread (basis points)
135bp


Fund Specific Information

Board
Total Par
Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by
the Fund
Security
Performance^
Fund
Performance^
Measurement
Date*
DWS Funds


DWS BALANCED Fund
DWS
360,000
$359,413.20
0.07%



DWS BALANCED VIP
DWS
100,000
$99,837.00
0.02%



DWS BOND VIP
DWS
195,000
$194,682.15
0.04%



DWS CORE FIXED INCOME FUND
DWS
1,415,000
$1,412,693.55
0.28%



DWS CORE FIXED INCOME VIP
DWS
165,000
$164,731.05
0.03%



DWS CORE PLUS INCOME FUND
DWS
515,000
$514,160.55
0.10%



DWS GLOBAL BOND FUND
DWS
220,000
$219,641.40
0.04%



Total


$2,745,517.50
0.59%



^The Security and Fund Performance is
calculated based on information
provided by State Street Bank.

*If a Fund executed multiple sales of
a security, the final sale date is listed.
If a Fund still held the security as of the quarter-end, the quarter-end date is listed.


Security Information

Security Purchased
Comparison Security
Comparison Security
CUSIP
749121BZ1


Issuer
QWEST COMMUNICATIONS INT


Underwriters
Barclays, Citigroup, Deutsche
Bank, JP Morgan, RBS, TD
Securities, Wells Fargo


Years of continuous operation,
including predecessors
> 3 years


Security
QUS 8 10/01/15


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
Citigroup


Firm commitment underwriting?
Yes


Trade date/Date of Offering
9/14/2009


Total amount of offering sold to QIBs
550,000,000


Total amount of any concurrent public offering
0


Total
550,000,000


Public offering price
98.244


Price paid if other than public offering price
N/A


Underwriting spread or commission
1.50%


Rating
Ba3 / B+


Current yield
8.08%


Benchmark vs Spread (basis points)
569bp


Fund Specific Information

Board
Total Par
Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by
the Fund
Security
Performance^
Fund
Performance^
Measurement
Date*
DWS Funds


DWS BOND VIP
DWS
750,000
$736,830.00
0.13%



DWS CORE PLUS INCOME FUND
DWS
2,500,000
$2,456,100.00
0.45%



DWS GLOBAL BOND FUND
DWS
750,000
$736,830.00
0.13%



DWS HIGH INCOME FUND
DWS
2,845,000
$2,795,041.80
0.51%



DWS HIGH INCOME PLUS FUND
DWS
600,000
$589,464.00
0.11%



DWS HIGH INCOME TRUST
DWS
350,000
$343,854.00
0.06%



DWS HIGH INCOME VIP
DWS
360,000
$353,678.40
0.06%



DWS LIFECYCLE LONG RANGE FUND
DWS
30,000
$29,473.20
0.01%



DWS MULTI MARKET INCOME TRUST
DWS
360,000
$353,678.40
0.06%



DWS STRATEGIC INCOME FUND
DWS
295,000
$289,819.80
0.05%



DWS STRATEGIC INCOME TRUST
DWS
100,000
$98,244.00
0.02%



DWS STRATEGIC INCOME VIP
DWS
60,000
$58,946.40
0.01%



Total


$8,841,960.00
1.61%


 ^The Security and Fund Performance is
calculated based on information
provided by State Street Bank.


*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.


Security Information

Security Purchased
Comparison Security
Comparison Security
CUSIP
771196AU6


Issuer
ROCHE HOLDINGS INCORPORATED


Underwriters
Banc of America Securities LLC, Banco Santander,
Barclays Capital, BNP Paribas, Citigroup, Credit
Suisse, Deutsche Bank Securities, JP Morgan,
Mitsubishi UFJ Securities, Morgan Stanley, UBS
Securities, Unibanco Securities


Years of continuous operation,
including predecessors
> 3 years


Security
ROSW 7% 03/01/39


Is the affiliate a manager or
co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
Citigroup


Firm commitment underwriting?
Yes


Trade date/Date of Offering
2/18/2009


Total amount of offering sold to QIBs
2,500,000,000


Total amount of any concurrent public offering
0


Total
2,500,000,000


Public offering price
97.278


Price paid if other than public offering price
 N/A


Underwriting spread or commission
0.50%


Rating
Aa1/AA-


Current yield
7.20%


Benchmark vs Spread (basis points)
365bp



Fund Specific Information


Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds


DWS Balanced Fund
DWS
1,000,000
 $     972,780
0.04%



DWS Balanced VIP
DWS
500,000
 $   486,398
0.02%



DWS Bond VIP
DWS
750,000
 $729,585
0.03%



DWS Core Plus Income Fund
DWS
2,000,000
 $1,945,560
0.08%



DWS Global Bond Fund
DWS
1,000,000
 $972,780
0.04%



DWS Strategic Income Fund
DWS
1,365,000
 $ 1,327,845
0.05%



DWS Strategic Income VIP
DWS
300,000
 $ 291,834
0.01%



Total

6,915,000
 $6,726,782
0.28%



^The Security and Fund Performance is
calculated based on information
provided by State Street Bank.

*If a Fund executed multiple sales of a security,
 the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.



Security Information

Security Purchased
Comparison Security
Comparison Security
CUSIP
828807CB1


Issuer
Simon Property Group


Underwriters
Citigroup, Deutsche Bank Securities,
Goldman Sachs, UBS Securities,
Calyon Securities, ING Financial
Markets, Mitsubishi UFJ, RBC Capital
Markets Scotia Capital, US Bancorp
Investments


Years of continuous operation,
including predecessors
> 3 years


Security
SPG 6.75% 05/15/2014


Is the affiliate a manager or
 co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
Citigroup


Firm commitment underwriting?
Yes


Trade date/Date of Offering
5/11/2009


Total amount of offering sold to QIBs
600,000,000


Total amount of any concurrent public offering
0


Total
600,000,000


Public offering price
98.960


Price paid if other than public offering price
 N/A


Underwriting spread or commission
0.45%


Rating
A3/A-


Current yield
6.82%


Benchmark vs Spread (basis points)
497bp



Fund Specific Information


Board
Total Par Value
Purchased
$ Amount
of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds



DWS Balanced Fund
DWS
225,000.00
 $    222,660
0.04%



DWS Balanced VIP
DWS
70,000.00
 $   69,272
0.01%



DWS Bond VIP
DWS
240,000.00
 $ 237,504
0.04%



DWS Core Fixed Income Fund
DWS
945,000.00
 $ 935,172
0.16%



DWS Core Fixed Income VIP
DWS
105,000.00
 $    103,908
0.02%



DWS Core Plus Income Fund
DWS
665,000.00
 $ 658,084
0.11%



DWS Global Bond Fund
DWS
250,000.00
 $ 247,400
0.04%



Total

2,500,000
 $ 2,474,000
0.42%


 ^The Security and Fund Performance is
calculated based on information
provided by State Street Bank.


*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.



Security Information


Security Purchased
Comparison Security
Comparison Security
CUSIP
872456AA6


Issuer
Telecom Italia


Underwriters
BNP Paribas, Goldman Sachs & Co, JP
Morgan Securities, Mitsubishi UFJ
Securities USA, Morgan Stanley,
Deutsche Bank Securities


Years of continuous operation,
including predecessors
> 3 years


Security
TITIM 7.175% 06/18/2019


Is the affiliate a manager or
 co-manager of offering?
Co-Manager


Name of underwriter or dealer
from which purchased
Goldman, Sachs & Co.


Firm commitment underwriting?
Yes


Trade date/Date of Offering
6/15/2009


Total amount of offering sold to QIBs
1,000,000,000


Total amount of any concurrent public offering
0


Total
1,000,000,000


Public offering price
100.000


Price paid if other than public offering price
 N/A


Underwriting spread or commission
0.50%


Rating
Baa2/BBB


Current yield
5.73%


Benchmark vs Spread (basis points)
345bp


Fund Specific Information

Board
Total Par Value
Purchased
$ Amount
of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds


DWS Balanced Fund
DWS
260,000.00
 $    260,000
0.03%



DWS Balanced VIP
DWS
70,000.00
 $      70,000
0.01%



DWS Bond VIP
DWS
275,000.00
 $    275,000
0.03%


DWS Core Fixed Income Fund
DWS
1,050,000.00
 $ 1,050,000
0.11%



DWS Core Fixed Income VIP
DWS
120,000.00
 $    120,000
0.01%



DWS Core Plus Income Fund
DWS
750,000.00
 $    750,000
0.08%

DWS Global Bond Fund
DWS
330,000.00
 $    330,000
0.03%



DWS Strategic Income Fund
DWS
1,640,000.00
 $ 1,640,000
0.16%



DWS Strategic Income VIP
DWS
360,000.00
 $    360,000
0.04%



Total

4,855,000
 $ 4,855,000
0.49%



^The Security and Fund Performance is
calculated based on information
provided by State Street Bank.


*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.



Security Information


Security Purchased
Comparison Security
Comparison Security
CUSIP
87927VAW8


Issuer
Telecom Italia Capital


Underwriters
BNP Paribas, Goldman Sachs & Co, JP
Morgan Securities, Mitsubishi UFJ
Securities USA, Morgan Stanley,
Deutsche Bank Securities


Years of continuous operation,
including predecessors
> 3 years


Security
TITIM 6.175% 06/18/2014


Is the affiliate a manager or
co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
Morgan Stanley Capital Services Inc.


Firm commitment underwriting?
Yes


Trade date/Date of Offering
6/15/2009


Total amount of offering sold to QIBs
1,000,000,000


Total amount of any concurrent public offering
0


Total
1,000,000,000


Public offering price
100.000


Price paid if other than public offering price
 N/A


Underwriting spread or commission
0.50%


Rating
Baa2/BBB


Current yield
4.57%


Benchmark vs Spread (basis points)
345bp


Fund Specific Information


Board
Total Par Value
Purchased
$ Amount
of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds


DWS Balanced Fund
DWS
270,000.00
 $    270,000
0.03%



DWS Balanced VIP
DWS
80,000.00
 $      80,000
0.01%



DWS Bond VIP Combined
DWS
290,000.00
 $    290,000
0.03%



DWS Core Fixed Income Fund
DWS
1,120,000.00
 $ 1,120,000
0.11%



DWS Core Fixed Income VIP
DWS
130,000.00
 $    130,000
0.01%



DWS Core Plus Income Fund
DWS
790,000.00
 $    790,000
0.08%



DWS Global Bond Fund
DWS
320,000.00
 $    320,000
0.03%



DWS Short Duration Fund
DWS
510,000.00
 $    510,000
0.05%



DWS Short Duration Plus Fund
DWS
6,150,000.00
 $ 6,150,000
0.62%



Total

9,660,000
 $ 9,660,000
0.97%


^The Security and Fund Performance is
calculated based on information
provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.



Security Information

Security Purchased
Comparison Security
Comparison Security
CUSIP
87938WAH6


Issuer
Telefonica Emisiones SAU


Underwriters
Citigroup, Deutsche Bank Securities,
Goldman Sachs, Morgan Stanley, BNP
Paribas, Calyon, Credit Suisse,
Mitsubishi UFJ Securities USA


Years of continuous operation, including predecessors
> 3 years


Security
TELEFO 5.877% 7/15/2019


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
Morgan Stanley Capital Services.


Firm commitment underwriting?
Yes


Trade date/Date of Offering
6/22/2009


Total amount of offering sold to QIBs
1,000,000,000


Total amount of any concurrent public offering
0


Total
1,000,000,000


Public offering price
100.000


Price paid if other than public offering price
 N/A


Underwriting spread or commission
0.50%


Rating
Baa1/A-


Current yield
5.88%


Benchmark vs Spread (basis points)
220bp



Fund Specific Information

Board
Total Par Value
Purchased
$ Amount
of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds


DWS Balanced Fund
DWS
320,000.00
 $    320,000
0.03%



DWS Balanced VIP
DWS
90,000.00
 $      90,000
0.01%



DWS Bond VIP
DWS
345,000.00
 $    345,000
0.03%



DWS Core Fixed Income Fund
DWS
1,305,000.00
 $ 1,305,000
0.13%



DWS Core Fixed Income VIP
DWS
145,000.00
 $    145,000
0.01%



DWS Core Plus Income Fund
DWS
930,000.00
 $    930,000
0.09%



DWS Global Bond Fund
DWS
370,000.00
 $    370,000
0.04%



DWS Strategic Income Fund
DWS
760,000.00
 $    760,000
0.08%



DWS Strategic Income VIP
DWS
170,000.00
 $    170,000
0.02%



Total

4,435,000
 $ 4,435,000
0.44%




^The Security and Fund Performance is
calculated based on information
provided by State Street Bank.

*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.